FINANCIAL  INVESTORS TRUST

Aristata Quality Bond Fund

Supplement dated January 8, 2004 to the Prospectus dated August 28, 2003

The following sentence is inserted at the end of the first paragraph of “Principal Investment Strategies” on page 6:

Obligations of certain agencies, instrumentalities, and corporations of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, Freddie Mac, and  the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury under certain circumstances; and still others are supported only by the credit of the agency, instrumentality, or corporation.

The following is inserted under “Principal Investment Risks” immediately after the paragraph entitled “Liquidity Risk.”

Mortgage Backed-Securities Risk.  There are a number of important differences among the agencies, instrumentalities, and corporations of the U.S. Government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities include:

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GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) are guaranteed by GNMA as to the timely payment of principal and interest.  This guarantee is backed by the full faith and credit of the United States, and Ginnie Mae may borrow from the U.S. Treasury to make payments under its guarantee;

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Fannie Mae Mortgage Pass-Through Certificates are guaranteed by Fannie Mae as to the timely payment of interest and principal. This guarantee is supported by the right of Fannie Mae to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Fannie Mae; and

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Freddie Mac Mortgage Participation Certificates (also known as “PCs”) are guaranteed by the Freddie Mac as to the timely payment of all scheduled interest and ultimate collection of all principal payments on the underlying mortgage loans.  This guarantee is supported by the right of Freddie Mac to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Freddie Mac.